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                                                                     Exhibit 14

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints KATHERINE STONER as his or her true and lawful attorney-in-fact and agent, to sign any and all amendments to the Registration Statement listed below, for which THE VARIABLE ANNUITY LIFE INSURANCE COMPANY serves as Depositor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he or she might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exception from the federal securities laws; and (iii) register additional annuity contracts under the federal securities law, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agents of any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENT (NEW VARIABLE ANNUITY PRODUCT)

Registrant                          File Nos.
----------                          ---------
VALIC Separate Account A            333-______/ 811-03240

/S/ JAY S. WINTROB         Director                             October 9, 2006
--------------------------
Jay S. Wintrob

/S/ BRUCE R. ABRAMS        Director, President and              October 9, 2006
-------------------------- Chief Executive Officer
Bruce R. Abrams

/S/ MICHAEL J. AKERS       Director, Senior Vice                October 9, 2006
-------------------------- President and Chief
Michael J. Akers           Actuary

/S/ N. SCOTT GILLIS        Director, Senior Vice                October 9, 2006
-------------------------- President and Principal
N. Scott Gillis            Financial Officer

/S/ SHARLA A. JACKSON      Director and Executive               October 9, 2006
-------------------------- Vice President -
Sharla A. Jackson          Operations

/S/ KATHLEEN M. MCCUTCHEON Director and Vice                    October 9, 2006
-------------------------- President - Human
Kathleen M. McCutcheon     Resources

                           Director
--------------------------
Christopher J. Swift